ACQUISITION	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
ACQUISITION
NOTE 3:-	ACQUISITIONS

a.
On September 17, 2020 the Company completed the acquisition of all outstanding shares of Odo Security Ltd., a privately-held Israeli-based company, and a developer of a cloud-based, clientless Secure Access Service Edge (SASE) technology that delivers secure remote access.

b.
On September 1, 2021, the Company completed the acquisition of all outstanding shares of Avanan Inc. (“Avanan”), a privately-held
US-based
company providing cloud email security, and the developer of a patented application-programming interface (API) solution to stop email threats before arriving to the inbox (inline), for both internal and external emails using AI based engines. The Company acquired Avanan for total consideration of approximately $227.1.

c.
On February 3, 2022, the Company completed the acquisition of all outstanding shares of Spectral Cyber Technologies Ltd. (“Spectral”), a privately-held Israeli-based company, is a key innovator in developer security with a thriving open-source community. Spectral’s developer-first approach to security focuses on code safety and trust, fast code scanning and simple and cool developer experience.

The Company accounted for this transaction as a business combination and allocated the purchase consideration to tangible and intangible assets acquired and liabilities assumed based on their estimated fair values.
In addition, the transactions included additional consideration related to compensation for post combination services which were recorded as prepaid expenses and other long term assets and will be recognized over the requisite service period.